UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2026

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 27, 2026, Reborn Coffee, Inc. (the “Company”) received a notice (the “Notice”) from Nasdaq Listing Qualifications (“Nasdaq”) notifying the Company that, as it has not yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Form 10-Q”), the Company no longer complies with Listing Rule 5250(c)(1) (the “Nasdaq Listing Rule”) for continued listing on Nasdaq. The Company has 60 calendar days to submit to Nasdaq a plan to regain compliance, and if such plan is accepted, Nasdaq may grant the Company an extension of up to 180 calendar days from the prescribed due date for filing the Form 10-Q, or until February 16, 2027, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Hearings Panel.

The Notice from Nasdaq has no immediate effect on the listing of the Company’s Common Stock.

The Company intends to take the necessary steps to regain compliance with the Nasdaq Listing Rule as soon as practicable. However, there can be no assurance that the Form 10-Q will be filed within any required timeframe, a plan of compliance will be submitted within such period, Nasdaq will grant the Company an extension, or the Company will be able to meet the continued listing requirements during any compliance period that may be granted by Nasdaq.

Item 7.01 Regulation FD Disclosure.

On September 2, 2026, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This filing contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “plan,” “intend,” “expect,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, the expected filing of the Form 10-Q, and the ability to regain compliance under the Nasdaq Listing Rule. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the risks and uncertainties described in more detail in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent reports filed with the SEC. For example, there can be no assurance that the Company will regain compliance with the Nasdaq Listing Rule during any compliance period or in the future, or otherwise meet Nasdaq compliance standards. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
99.1	Press Release, dated September 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2026

REBORN COFFEE, INC.

By:	/s/ Jung Jae Lim
Name:	Jung Jae Lim
Title:	Chief Executive Officer

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